UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JPMorgan Trust I

JPMorgan U.S. GARP Equity Fund

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

(each, a “Trust” and together, the “Trusts”)

277 Park Avenue

New York, NY 10172

August 15, 2024

Dear Shareholder:

You are being asked to vote on important matters to be considered at a special joint meeting of shareholders of each of the above listed funds (each, a “Fund” and together, the “Funds”), scheduled to be held at 11:00 a.m. Eastern Time on October 2, 2024, at 277 Park Avenue, New York, NY 10172, 17th Floor (the “Meeting”).

The Meeting is being held to consider the following proposal (the “Proposal”):

To change each Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy.

You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on July 31, 2024.

Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can vote in any of four ways: by telephone, via the Internet, by returning the enclosed proxy card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

Please vote all proxies you receive at your earliest convenience. Please review the Proxy Statement and consider the Proposal carefully before voting. Please vote at your earliest convenience even if you plan to participate in the Meeting. This will help control costs associated with conducting the proxy solicitation and will help ensure quorum is reached, which will allow the Proposal to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Instructions explaining how to vote are provided on the notice for the Meeting and your proxy card.

If you have any questions after reviewing the proxy materials, please call 1-888-628-1041. We will get you the answers that you need promptly.

The Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” the Proposal.

Thank you for your attention to these important matters and for your continuing support of the J.P. Morgan Mutual Funds.

Sincerely,

Brian S. Shlissel

President

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

QUESTIONS AND ANSWERS

The following is a brief Q&A that will help explain the Proposal, including the reasons for the Proposal. A more detailed discussion of the Proposal is in the proxy statement that follows this Q&A. Shareholders should read the entire proxy statement carefully.

Q.  What am I being asked to vote on?

A.  Shareholders of each Fund are being asked to vote on the Proposal to change the Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy. Because the investment policy is “fundamental,” shareholder approval is required to eliminate it. Approval of the Proposal will be determined for each Fund separately, solely by the voting results of shareholders of that Fund.

Q.  What is the difference between diversified companies and non-diversified companies?

A.  Under the Investment Company Act of 1940, as amended (“1940 Act”), a “diversified company” must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, the 1940 Act defines a “non-diversified company” as a fund other than a diversified company, and places no single-issuer limits on the fund due to that classification.

Q.  Has the Board of Trustees approved the Proposal?

A.  Yes. The Board of Trustees of each Trust has reviewed and approved the Proposal. The Board of Trustees of each Trust, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the 1940 Act), determined that, for each Fund, the Proposal is in the best interests of the Fund.

The Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” the Proposal.

Q.  Why am I being asked to approve the Proposal?

A.  Each Fund is currently classified as a diversified company and has a related fundamental investment policy on diversification. As a result, each Fund is limited in its ownership of securities of single issuers. In contrast to the Funds, the benchmark indices are not limited by the 1940 Act diversification requirement. Over the past several years, certain stocks of technology-related issuers contained in the Funds’ benchmark indices have experienced significant increases in their market capitalizations. As a result, these indices have become much more concentrated at the individual stock level. This level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain a Fund’s ability to fully achieve target exposures to individual securities and limits its ability to invest above 5% in certain issuers, and forces each Fund’s portfolio to be underweight at least some of the top holdings in its benchmark, even if the Fund’s portfolio management team finds them to be attractive investment opportunities. This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis. Shareholder approval of the Proposal would allow each Fund to operate as a non-diversified company, which would provide each Fund’s portfolio management team with additional investment flexibility and the potential to enhance the Fund’s performance.

Q.  How would approval of the Proposal impact the day-to-day management of the Fund?

A.  While approval of the Proposal would provide each Fund’s portfolio management team with greater long-term flexibility in executing its investment strategy by allowing increased exposures to certain holdings, and may allow for the potential for greater risk, it is not otherwise expected to affect the way the Funds are currently managed. The investment objective and investment strategies for each Fund will not change due to approval of the Proposal and the portfolio management teams currently intend to manage each Fund using the substantially similar risk and volatility guidelines it has used managing such Fund while they have been classified as diversified. In addition, while each Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

Q.  What if shareholders do not approve the Proposal?

A.  If shareholders do not approve this Proposal for a Fund, it will remain a diversified company and retain its current fundamental investment policy on diversification.

Q.  What if quorum is not reached by the Meeting date or if the Proposal is not approved?

A.  In the event that the necessary quorum to transact business is not obtained by the date of the Meeting or the Proposal does not receive sufficient votes for approval, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In the event of an adjournment within 60 days from the date of the Meeting, no further notice would be provided other than an announcement at the Meeting to be adjourned. The persons named as proxies would vote upon such adjournment(s) after consideration of the best interests of all shareholders.

Q.  How many votes am I entitled to cast?

A.  As a shareholder of JPMorgan U.S. GARP Equity Fund and JPMorgan Large Cap Growth Fund, you are entitled to one vote for each dollar of net asset value, and a proportionate fractional vote for any remainder of net asset value, represented by such shareholder’s shares as of the Record Date. As a shareholder of JPMorgan Growth Advantage Fund, you are entitled to one vote for each whole share held, and a proportionate fractional vote for any fractional shares held, as of the Record Date. The Record Date is July 31, 2024.

Q.  How do I vote my shares?

A.  Voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.
(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

If you have any questions after reviewing the proxy materials, please call 1-888-628-1041. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time. We will get you the answers that you need promptly.

JPMorgan Trust I

JPMorgan U.S. GARP Equity Fund

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

277 Park Avenue

New York, NY 10172

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 2, 2024

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special joint meeting of shareholders of JPMorgan U.S. GARP Equity Fund, a series of JPMorgan Trust I, JPMorgan Large Cap Growth Fund, a series of JPMorgan Trust II, and JPMorgan Growth Advantage Fund, a series of J.P. Morgan Mutual Fund Investment Trust (each, a “Fund” and together, the “Funds”), is scheduled to be held at 11:00 a.m. Eastern Time on October 2, 2024, at 277 Park Avenue, New York, NY 10172, 17th Floor (the “Meeting”).

The Meeting is being held to consider the following proposal (the “Proposal”):

To change each Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy.

You are entitled to participate and to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on July 31, 2024 (the “Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Trusts a subsequently dated Proxy Card, (2) deliver to the Trusts a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of each Fund entitled to vote shall constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in the Proxy Statement entitled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with the Proxy Statement or attend the Meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on October 2, 2024.

This Notice presents an overview of the more complete proxy materials, which contain important information and are available on the Funds’ website or by mail. This Notice is not a ballot or other form for voting.

The Proxy Statement is available at https://vote.proxyonline.com/jpmorgan/docs/2024mtg.pdf and a paper copy can be obtained at no charge by calling 1-888-628-1041.

Your vote is extremely important, and voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.
(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

Please vote all proxies you receive at your earliest convenience, even if you plan to participate in the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Whichever method you choose, please read the Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Brian S. Shlissel

President

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

August 15, 2024

PLEASE RESPOND – WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 2, 2024

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of each of JPMorgan Trust I, JPMorgan Trust II and J.P. Morgan Mutual Fund Investment Trust (each, a “Trust” and collectively, the “Trusts”), on behalf of JPMorgan U.S. GARP Equity Fund, JPMorgan Large Cap Growth Fund, and JPMorgan Growth Advantage Fund, respectively (each, a “Fund” and collectively, the “Funds”), to be voted at a Special Joint Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on October 2, 2024, at 277 Park Avenue, New York, NY 10172, 17th Floor (together with any postponements or adjournments, the “Meeting”).

This Proxy Statement and its accompanying Proxy Card are first being mailed to shareholders on or about August 23, 2024. Any shareholder of a Fund on the Record Date is invited to attend the Meeting.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Trusts a subsequently dated Proxy Card, (2) deliver to the Trusts a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of each Fund entitled to vote shall constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in this Proxy Statement entitled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

If you would like to receive a copy of the most recent annual report of a Fund free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report for any Fund by visiting www.jpmorganfunds.com.

PROPOSAL

TO CHANGE JPMORGAN U.S. GARP EQUITY FUND, JPMORGAN LARGE CAP GROWTH FUND AND JPMORGAN GROWTH ADVANTAGE FUND FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY BY ELIMINATING THE RELATED FUNDAMENTAL INVESTMENT POLICY

The Meeting is being held to act on the proposal (“Proposal”) for each Fund to change the Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy, as shown in the following table:

Fund Name	Related Fundamental Investment Policy
JPMorgan U.S. GARP Equity Fund	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.
JPMorgan Large Cap Growth Fund

The Fund may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

JPMorgan Growth Advantage Fund	The Fund intends to meet the diversification requirement of the 1940 Act.

Because the above investment policies are fundamental, shareholder approval is required to eliminate them.

The Board of Trustees of each Trust has reviewed and approved the Proposal for each Fund. The Board of Trustees of each Trust, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for each Fund, the Proposal is in the best interests of the Fund. The Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” the Proposal for each Fund.

Section 5(b)(1) of the 1940 Act, a federal statute regulating the operations of mutual funds, requires funds to be classified as either a “diversified company” or “non-diversified company” and such classification is considered a fundamental investment policy, meaning that it cannot be changed or eliminated without shareholder approval. A “diversified company,” pursuant to Section 5(b)(1) of the 1940 Act must have 75% of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of each Fund’s assets. In contrast, a “non-diversified company” does not have this limitation under the 1940 Act and therefore can invest a greater percentage of its assets in fewer issuers.

Although each Fund is an actively managed fund, and not an index fund, it is expected that each Fund will invest in the top holdings of the Fund’s benchmark index. The Fund’s portfolio management team may underweight or overweight such holdings relative to the index based on its evaluation of those companies. The diversification status of each Fund limits its ability to invest above 5% in certain issuers and forces each Fund’s portfolio to be underweight at least some of the top holdings in its benchmark index, even if the Fund’s portfolio management team finds them to be attractive investment opportunities. As a result, a Fund’s portfolio management team may be prohibited from being equal to or overweight relative to the Fund’s benchmark index in these top holdings.

The benchmark index for each Fund is listed in the following table:

Fund Name	Benchmark
JPMorgan U.S. GARP Equity Fund	Russell 1000 Growth Index
JPMorgan Large Cap Growth Fund	Russell 1000 Growth Index
JPMorgan Growth Advantage Fund	Russell 3000 Growth Index

In contrast to the Funds, the benchmark indices are not limited by the 1940 Act diversification requirement. Over the past several years, certain stocks of technology-related issuers contained in the Russell 1000 Growth Index and/or the Russell 3000 Growth Index have experienced significant increases in their market capitalizations. As a result, these indices have become much more concentrated at the individual stock level. For example, as of June 30, 2024, 49% of the Russell 1000 Growth Index and 47% of the Russell 3000 Growth Index were represented by five stocks that have a greater than 5% weight. This level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain a Fund’s ability to fully achieve target exposures to individual securities.

In selecting investments for each Fund, J.P. Morgan Investment Management Inc. (“JPMIM” or “Adviser”) considers the stocks in each Fund’s benchmark index as potential investments, in accordance with the Fund’s principal investment strategy. Due to the 1940 Act diversification requirement, at various times, the Funds must underweight at least some of these holdings relative to their weights in the respective indices even if the Adviser finds them to be attractive investment opportunities. The diversification status forces each Fund to be underweight its benchmark’s top holdings, meaning the Adviser cannot choose to equal or overweight positions relative to a Fund’s benchmark even if, in accordance with the Fund’s investment objective and principal investment strategy, the Adviser determines that they represent the best available investment opportunity. This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis. The Adviser believes reclassifying each Fund as a non-diversified company is in the best interests of each Fund and its shareholders because the non-diversified status will provide the Adviser with additional investment flexibility and the potential to enhance the Fund’s performance.

While approval of the Proposal would provide the Adviser with greater long-term flexibility in executing each Fund’s investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Funds are currently managed. The investment objective and investment strategies for each Fund will not change due to approval of the Proposal. In addition, while each Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

The 1940 Act diversification requirements are separate and apart from the diversification requirements that each Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. This Proposal does not in any way affect a Fund’s intent to comply with the diversification requirements of Subchapter M. As a non-diversified company, the percentage of a Fund’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s broader diversification requirements.

Investing a larger percentage of a Fund’s assets in any one issuer could increase the Fund’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Adviser takes a larger position in an issuer that subsequently has an adverse return, a Fund may have a greater loss than it would have had if the Adviser had diversified the Fund’s investments consistent with Section 5(b)(1) of the 1940 Act. While the change to a non-diversified company classification may allow for the potential for greater risk taking by a Fund, the portfolio management team currently intends to manage the Fund’s using the substantially similar risk and volatility guidelines it has used managing the Fund while it has been classified as a diversified company.

If shareholders approve the Proposal, each Fund may operate as a non-diversified company or, in the Adviser’s discretion, it may not, subject to the best interests of the Fund and its shareholders. However, if a Fund does not operate as a non-diversified company for three consecutive years following shareholder approval, the 1940 Act rules will require the Fund to be automatically re-classified as a diversified company. This would require a Fund again to seek shareholder approval to operate as a non-diversified company.

At meetings held on June 25-26, 2024, the Board of Trustees for each Trust unanimously approved the submission of this Proposal to shareholders for their approval.

GENERAL INFORMATION ABOUT THE FUNDS

Current service providers of the Funds are described below.

Investment Adviser

JPMIM, 277 Park Avenue, New York, NY 10172, serves as investment adviser to the Funds and continuously reviews and supervises the Funds’ investment program. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2023, JPMIM managed over $2.7 trillion in assets.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as distributor to each of the Funds. JPMDS is an affiliate of the Adviser, the Administrator and JPMorgan Chase Bank and is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, 277 Park Avenue, New York, NY 10172, serves as administrator for the Trusts.

VOTING INFORMATION

Shareholders Entitled to Vote

You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of any Fund at the close of business on the Record Date of July 31, 2024.

Quorum

For each Fund, a majority of its outstanding shares as of the Record Date shall constitute a quorum at the Meeting for acting on the Proposal.

Voting Requirement

For each Fund, approval of the Proposal requires the affirmative vote of the holders of a majority of its outstanding voting securities as of the Record Date, within the meaning of the 1940 Act. This means the affirmative vote of the lesser of: (a) 67% or more of the shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. The approval of the Proposal by one Fund is not contingent on the approval of any other Fund.

How Votes will be Counted

Each shareholder of JPMorgan U.S. GARP Equity Fund and JPMorgan Large Cap Growth Fund is entitled to one vote for each dollar of net asset value, and a proportionate fractional vote for any remainder of net asset value, represented by such shareholder’s shares as of the Record Date. Each shareholder of JPMorgan Growth Advantage Fund is entitled to one vote for each whole share held, and a proportionate fractional vote for any remainder of net asset value, represented by such shareholder’s shares as of the Record Date. Executed Proxy Cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting. “Withhold” votes will be treated as votes against the Proposal. Treating “withhold” votes as votes against the Proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Each Fund may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. “Withhold” votes will not be voted “FOR” or “AGAINST” any adjournment.

If a Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named on the card will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed Proxy Cards will be voted FOR the Proposal. If you simply sign, date and return the Proxy Card, but do not specify a vote, your proxy will be voted FOR the Proposal.

How to Vote

Any shareholder of a Fund on the Record Date can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting.

Please follow the instructions on your Proxy Card.

Revoking a Proxy or Changing a Vote

Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the applicable Trust a written notice of revocation, or (3) otherwise give notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Adjournment

In the event that the necessary quorum to transact business is not obtained by the date of the Meeting, or, in the event that the Proposal does not receive sufficient votes for approval, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned if the adjourned meeting is held within 60 days from the date of the Meeting. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, broker non-votes will effectively be a vote against the Proposal, for which the required vote is a majority of the shares outstanding and entitled to vote on the matter. As described above in the section entitled “Adjournments,” broker non-votes will have no effect on votes to adjourn the Meeting.

Method of Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained EQ Fund Solutions, LLC (“EQFS”), a proxy solicitor, to assist in the solicitation of proxies primarily by contacting shareholders by telephone. By contract, EQFS, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third-party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The aggregate costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, are estimated not to exceed $9,700,000 and will be borne by the Funds. Each Fund is subject to contractual expense limitations, as a result the proxy expenses will be borne by JPMIM for any Fund with operating expenses (including proxy expenses) above its expense limitation. As of the date of this proxy statement, each Fund’s gross operating expenses exceeded its expense limitation.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or EQFS if the Funds have not yet received their vote. Authorization to permit JPMIM or EQFS to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or EQFS representative is required to ask the shareholder for the shareholder’s full name, address, and confirmation that the shareholder has received this Proxy Statement.

If the shareholder information solicited agrees with the information provided to JPMIM or EQFS by the Funds, the JPMIM or EQFS representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card, and ask for the shareholder’s instructions on the Proposal. The representative of JPMIM or EQFS, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. EQFS will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or EQFS will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or EQFS immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Share Information

For a list of the number of shares of the Funds that are outstanding as of the close of business on the Record Date, please refer to Appendix A.

Fund Shares Owned by Certain Beneficial Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Appendix B.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the Proxy Card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of Fund management.

OTHER MATTERS

No Other Matters. We know of no business other than the Proposal contained in this Proxy Statement to be considered at the meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the applicable Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals. Each Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 277 Park Avenue, New York, New York 10172, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

APPENDIX A

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Share Information

JPMorgan Growth Advantage Fund	Shares Outstanding - Class Level	Shares Outstanding - Fund Level
Class A Shares	110,161,542.262	514,913,584.021
Class C Shares	26,323,066.735	514,913,584.021
Class I Shares	147,327,262.816	514,913,584.021
Class R2 Shares	316,559.144	514,913,584.021
Class R3 Shares	888,208.906	514,913,584.021
Class R4 Shares	1,102,920.412	514,913,584.021
Class R5 Shares	3,822,648.721	514,913,584.021
Class R6 Shares	224,971,375.025	514,913,584.021

JPMorgan Large Cap Growth Fund	Shares Outstanding - Class Level	Shares Outstanding - Fund Level
Class A Shares	93,104,573.813	1,235,346,098.212
Class C Shares	19,115,855.037	1,235,346,098.212
Class I Shares	307,424,407.874	1,235,346,098.212
Class R2 Shares	3,501,346.666	1,235,346,098.212
Class R3 Shares	9,903,524.863	1,235,346,098.212
Class R4 Shares	9,373,755.739	1,235,346,098.212
Class R5 Shares	11,186,690.345	1,235,346,098.212
Class R6 Shares	781,735,943.875	1,235,346,098.212

JPMorgan U.S. GARP Equity Fund	Shares Outstanding - Class Level	Shares Outstanding - Fund Level
Class A Shares	2,119,439.139	18,438,947.715
Class C Shares	152,589.183	18,438,947.715
Class I Shares	2,106,102.888	18,438,947.715
Class R2 Shares	629,005.798	18,438,947.715
Class R5 Shares	1,948,245.445	18,438,947.715
Class R6 Shares	11,483,565.262	18,438,947.715

APPENDIX B

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of July 31, 2024, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the following Funds. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Persons who beneficially own 25% or more of the outstanding shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

JPMorgan Growth Advantage Fund		Percentage Held
Class A Shares	EDWARD D JONES & CO	36.18%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	18.77%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

Class C Shares	J. P. MORGAN SECURITIES LLC*	27.41%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	14.33%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	11.09%
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	PERSHING LLC	7.35%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	MORGAN STANLEY SMITH BARNEY LLC	6.54%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1965

	LPL FINANCIAL	6.22%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

Class I Shares	AMERICAN ENTERPRISE INVESTMENT SVC	12.89%
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	LPL FINANCIAL	12.65%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC	12.36%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MORGAN STANLEY SMITH BARNEY LLC	8.27%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1965

	J. P. MORGAN SECURITIES LLC*	7.74%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	RAYMOND JAMES	6.64%
	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	PERSHING LLC	6.59%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	WELLS FARGO CLEARING SERVICES LLC	6.23%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

Class R2 Shares	MEETA SHAH & SUBHASH SHAH TTEE FBO	13.91%
	NEUROLOGY CENTER OF WICHITA 401K PS
	C/O FASCORE LLC
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	CAPITAL BANK & TRUST COMPANY TTEE F	10.73%
	MCHALE LANDSCAPE DESIGN 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	ASCENSUS TRUST COMPANY FBO	9.72%
	ACE HARDWARE OF CHATTANOOGA 401(K)
	PO BOX 10758
	FARGO ND 58106-0758

	CAPITAL BANK & TRUST CO TRUSTEE FBO	7.98%
	VESTIL MANUFACTURING CORP RETIREMNT
	C/O FASCORE LLC
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

Class R3 Shares	STATE STREET BANK & TRUST AS	33.42%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	PO BOX 5501
	BOSTON MA 02206-5501

	MLPF&S FOR THE SOLE BENEFIT OF	30.34%
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	STATE STREET BANK CUST	7.97%
	FBO ADP ACCESS LARGE MARKET 401K
	1 LINCOLN ST
	BOSTON MA 02111-2901

	NATIONAL FINANCIAL SERVICES LLC	6.89%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

Class R4 Shares	DCGT AS TTEE AND/OR CUST	68.79%
	FBO PLIC VARIOUS RETIREMENT PLANS
	ATTN NPIO TRADE DESK
	OMNIBUS
	711 HIGH ST
	DES MOINES IA 50392-0001

	EMPOWER TRUST COMPANY LLC TTEE F	20.43%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	EMPOWER TRUST FBO	6.47%
	EMPOWER BENEFIT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

Class R5 Shares	NATIONWIDE TRUST COMPANY FSB	28.85%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	MLPF&S FOR THE SOLE BENEFIT OF	24.47%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	EMPOWER TRUST COMPANY LLC TTEE F	7.50%
	RECORDKEEPING FOR LARGE BENEFIT PL
	8525 E ORCHARD RD
	GREENWOOD VLG CO 80111-5002

Class R6 Shares	EDWARD D JONES & CO	36.65%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	18.05%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MAC & CO	7.20%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

JPMorgan Large Cap Growth Fund		Percentage Held
Class A Shares	EDWARD D JONES & CO	31.46%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	9.77%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	JOHN HANCOCK LIFE INS CO (USA)	7.96%
	ATTN JHRPS TRADING OPS ST6
	200 BERKELEY STREET
	BOSTON MA 02116-5022

	NATIONAL FINANCIAL SERVICES LLC	6.66%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	6.61%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	CHARLES SCHWAB & CO INC	6.57%
	SPECIAL CUSTODY ACCOUNT FOR THE
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1901

Class C Shares	J. P. MORGAN SECURITIES LLC*	25.99%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	16.48%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY LLC	11.24%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1965

	AMERICAN ENTERPRISE INVESTMENT SVC	8.44%
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	RAYMOND JAMES	6.98%
	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MLPF&S FOR THE SOLE BENEFIT OF	6.40%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

Class I Shares	NATIONAL FINANCIAL SERVICES LLC	17.82%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	AMERICAN ENTERPRISE INVESTMENT SVC	10.34%
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	PERSHING LLC	8.33%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

MORGAN STANLEY SMITH BARNEY LLC	8.26%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965

MLPF&S FOR THE SOLE BENEFIT OF	8.19%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	7.73%
SPECIAL CUSTODY ACCOUNT FOR THE
BENEFIT OF CUSTOMERS
ATTN: MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1901

LPL FINANCIAL	7.09%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

UBS WM USA	6.05%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

RAYMOND JAMES	5.62%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

WELLS FARGO CLEARING SERVICES LLC	5.39%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET STREET
ST LOUIS MO 63103-2523

	J. P. MORGAN SECURITIES LLC*	5.04%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

Class R2 Shares	HARTFORD LIFE INSURANCE COMPANY	12.00%
	SEPARATE ACCOUNT
	ATTN UIT OPERATIONS
	PO BOX 2999
	HARTFORD CT 06104-2999

	MASSACHUSETTS MUTUAL LIFE INSURANCE	9.16%
	1295 STATE STREET
	SPRINGFIELD MA 01111-0001

	DCGT TRUSTEE & OR CUSTODIAN	7.30%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

Class R3 Shares	MLPF&S FOR THE SOLE BENEFIT OF	19.34%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC	15.21%
	AMERITAS LIFE INSURANCE CORP
	FBO SEPARATE ACCOUNT G
	ATTN SEPARATE ACCOUNT UNIT
	5900 O ST
	LINCOLN NE 68510-2234

	EMPOWER TRUST COMPANY LLC TTEE F	7.52%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	5.04%
	AMERITAS LIFE INSURANCE CORP
	ATTN SEPARATE ACCOUNT UNIT
	5900 O ST
	LINCOLN NE 68510-2234

Class R4 Shares	JOHN HANCOCK TRUST COMPANY LLC	11.32%
	200 BERKELEY ST STE 7
	BOSTON MA 02116-5038

	CHARLES SCHWAB & CO INC	10.42%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1901

	MASSACHUSETTS MUTUAL LIFE INSURANCE	8.34%
	1295 STATE STREET
	SPRINGFIELD MA 01111-0001

	NATIONAL FINANCIAL SERVICES LLC	7.08%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	VOYA INSTITUTIONAL TRUST COMPANY AS	6.34%
	TRUSTEE OR CUSTODIAN FOR CORE MARKE
	T RETIREMENT PLANS
	30 BRAINTREE HILL OFFICE PARK
	BRAINTREE MA 02184-8747

	EMPOWER TRUST FBO	5.72%
	EMPOWER BENEFIT PLANS
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	CITY OF ARLINGTON (K)	5.17%
	C/O MISSIONSQUARE RETIREMENT
	101 S. MESQUITE ST
	SUITE 790
	ARLINGTON TX 76010-1117

Class R5 Shares	NATIONAL FINANCIAL SERVICES LLC	19.81%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	EMPOWER TRUST FBO	18.35%
	DISCOUNT TIRE AMERICAS TIRE RETIREM
	PLAN
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	AIG RETPLAN SERVICES COMPANY	6.77%
	FBO VTC CUST TTEE FBO
	CENTRAL GA RETIRE SAV
	2929 ALLEN PKWY STE A6-20
	HOUSTON TX 77019-2155

	NATIONAL FINANCIAL SERVICES LLC	5.49%
	AAAA BENEFITS INC
	307 W TREMONT AVE STE 200
	CHARLOTTE NC 28203-4902

Class R6 Shares	NATIONAL FINANCIAL SERVICES LLC	21.89%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	EDWARD D JONES & CO	8.92%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	CHARLES SCHWAB & CO INC	6.13%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1901

DCGT TRUSTEE & OR CUSTODIAN	5.80%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

JPMorgan U.S. GARP Equity Fund		Percentage Held
Class A Shares	MLPF&S FOR THE SOLE BENEFIT OF	23.74%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	J. P. MORGAN SECURITIES LLC*	13.53%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	11.71%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	WELLS FARGO CLEARING SERVICES LLC	9.36%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	EDWARD D JONES & CO	6.82%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

Class C Shares	WELLS FARGO CLEARING SERVICES LLC	28.31%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	9.87%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	9.18%
	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MLPF&S FOR THE SOLE BENEFIT OF	7.38%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	J. P. MORGAN SECURITIES LLC*	6.59%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	6.49%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	LPL FINANCIAL	5.55%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

Class I Shares	PERSHING LLC	22.54%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	MLPF&S FOR THE SOLE BENEFIT OF	14.49%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	LPL FINANCIAL	12.49%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC	9.87%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	8.00%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	6.39%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	CHARLES SCHWAB & CO INC	6.36%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1901

Class R2 Shares	STATE STREET BANK & TRUST AS	7.44%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	PO BOX 5501
	BOSTON MA 02206-5501

Class R5 Shares	EMPOWER TRUST FBO	81.37%
	PEARSON RETIREMENT PLAN 401K
	8525 E ORCHARD RD
	GREENWOOD VLG CO 80111-5002

	NATIONWIDE TRUST COMPANY FSB	8.00%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

Class R6 Shares	JPMIM AS AGENT FOR*	30.45%
	JPMORGAN INVESTOR GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	21.67%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	17.66%
	JPMORGAN INVESTOR GROWTH AND INCOME
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	10.07%
	JPMORGAN INVESTOR CONSERVATIVE
	GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	NATIONAL FINANCIAL SERVICES LLC	6.97%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

FORM OF PROXY CARD FOR SHAREHOLDERS OF THE FUNDS

J.P.Morgan
ASSET MANAGEMENT

PROXY CARD

MEETING AGENDA on reverse side

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

https://vote.proxyonline.com

Vote by Phone:

Call **(888) 227-9349** for automated touch-tone service or the number below to speak with a representative.

(888) 628-1041 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

VOTER PROFILE:

Voter ID: XXXXXXXX
Security ID: XXXXXXXXX
Shares to Vote: **confidential**
Household ID: 000000000
**please call the phone number to the right for more information

VOTE REGISTERED TO:

VOTER CONTROL NUMBER: XXXX XXXX XXXX

JPMORGAN U.S. GARP EQUITY FUND

A SERIES OF JPMORGAN TRUST I

JPMORGAN LARGE CAP GROWTH FUND

A SERIES OF JPMORGAN TRUST II

JPMORGAN GROWTH ADVANTAGE FUND

Do you have questions?

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 2, 2024. The Proxy Statement and the accompanying Notice of Special Joint Meeting of Shareholders are available at: https://vote.proxyonline.com/JPM/docs/2024mtg.pdf

J.P. Morgan Asset Management YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-888-628-1041 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 JPMorgan U.S. GARP Equity Fund A SERIES OF JPMORGAN TRUST I JPMorgan Large Cap Growth Fund A SERIES OF JPMORGAN TRUST II JPMorgan Growth Advantage Fund A SERIES OF J.P. MORGAN MUTUTAL FUND INVESTMENT TRUST PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 2, 2024 The undersigned, revoking prior proxies, hereby appoints [Tim Clemens, Kiesha Astwood-Smith and Joseph Parascondola, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Joint Meeting of Shareholders of the above named Funds (the “Funds”) to be held at 277 Park Avenue, New York, NY 10172, 17th Floor, on October 2, 2024, at 11:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

JPMORGAN U.S. GARP EQUITY FUND

JPMORGAN LARGE CAP GROWTH FUND

JPMORGAN GROWTH ADVANTAGE FUND

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees. The proxy will be voted as specified by the undersigned. **If no specification is made for the proposal, this proxy shall be voted FOR such proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.

THANK YOU FOR CASTING YOUR VOTE

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-628-1041. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to Be Held on October 2, 2024. The proxy statement for this meeting is available at: vote.proxyonline.com/jpmorgan/docs/2024mtg.pdf PROXY CARD JPMorgan U.S. GARP Equity Fund JPMorgan Large Cap Growth Fund JPMorgan Growth Advantage Fund YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of each Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Joint Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN 1. To change each Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]